UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

PROLOR BIOTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34676	20-0854033
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Golda Meir Street Weizmann Science Park Nes-Ziona, Israel 74140
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (866) 644-7811

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of PROLOR Biotech, Inc., a Nevada corporation (the “Company”), held on June 4, 2013, the Company’s stockholders approved an amendment to the Modigene Inc. 2007 Equity Incentive Plan (the “2007 Plan Amendment”). The 2007 Plan Amendment is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 25, 2013, under the caption “Proposal 2: Amendment to the 2007 Equity Incentive Plan”, which description is incorporated by reference in this Item 5.02. The description of the 2007 Plan Amendment is qualified in its entirety by reference to the complete text of the 2007 Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which was also contained in Annex A to the Proxy Statement.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting held on June 4, 2013 are as follows:

Proposal 1: Election of the directors named below, each of whom will serve until the 2014 Annual Meeting of Stockholders.

	Votes “For”	Votes Withheld	Broker Non-Votes
Election of Directors:
Phillip Frost, M.D.	32,572,893	1,682,981	10,839,529
Fuad Fares, D. Sc.	31,457,701	2,798,173	10,839,529
Marian Gorecki, Ph.D.	33,223,176	1,032,698	10,839,529
Abraham (Avri) Havron, Ph.D.	31,923,884	2,331,990	10,839,529
Jane H. Hsiao, Ph.D., M.B.A.	31,324,045	2,931,829	10,839,529
Shai Novik, M.B.A.	31,736,678	2,519,196	10,839,529
Steven D. Rubin	31,243,343	3,012,531	10,839,529
Adam K. Stern	31,941,132	2,314,742	10,839,529

Proposal 2: Approval of the 2007 Plan Amendment.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
31,204,374	2,930,438	7,966	10,839,530

Proposal 3: Ratification of the appointment of Yarel + Partners CPA as the Company’s independent registered public accounting firm for the 2013 fiscal year.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
43,590,566	1,282,903	108,839	—

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Third Amendment to the Modigene Inc. 2007 Equity Incentive Plan, incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

prolor biotech, inc.

Date: June 7, 2013	By:	/s/ Shai Novik
Shai Novik President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Amendment to the Modigene Inc. 2007 Equity Incentive Plan, incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 25, 2013.